UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 17, 2019

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Iowa			001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 152	Forest City	Iowa		50436
(Address of Principal Executive Offices)				(Zip Code)

Registrant's telephone number, including area code   641-585-3535
 ______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	WGO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Winnebago Industries, Inc. ("the Company") held its annual meeting of shareholders (the “Annual Meeting”) on December 17, 2019. At the Annual Meeting, the Company's shareholders were asked to vote on the following proposals: (1) the election of three Class II directors, (2) the advisory approval of executive compensation, and (3) the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accountant for the fiscal year ending August 29, 2020. The results of the shareholder vote are set forth below.

Item 1 - Election of Directors.

Company shareholders elected the following nominees: Robert M. Chiusano, Richard (Rick) D. Moss, and John M. Murabito as Class II directors to hold office until the annual meeting of shareholders to be held following the Company's Fiscal 2022 or until their respective successors are duly elected and qualified. Information as to the vote on each director standing for election is provided below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert M. Chiusano	21,100,754	428,413	5,351,325
Richard (Rick) D. Moss	21,451,050	78,117	5,351,325
John M. Murabito	21,249,239	279,928	5,351,325

Item 2 - Advisory Approval Vote on Executive Compensation (the “Say on Pay” Vote).

Company shareholders approved, on an advisory basis, the compensation of certain executives as disclosed in the Compensation Discussion and Analysis, the compensation tables, and other narrative executive compensation disclosures in the definitive proxy statement relating to the Annual Meeting, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,203,549	298,822	26,696	5,351,325

Item 3 - Ratification of the Appointment of Independent Registered Public Accountants for the Fiscal Year Ending August 29, 2020.

Company shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending August 29, 2020, as set forth below:

Votes For	Votes Against	Abstentions
26,494,649	369,336	16,507

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINNEBAGO INDUSTRIES, INC.

Date:	December 19, 2019	By:	/s/ Stacy L. Bogart
		Name:	Stacy L. Bogart
		Title:	Vice President, General Counsel and Corporate Secretary